UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 400 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Standby Equity Purchase Agreement

On September 30, 2024, Prairie Operating Co. (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, LTD. (the “Investor”), a Cayman Islands exempt limited company, whereby, subject to certain conditions, the Company has the right, not the obligation, to sell to the Investor shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), for a value of up to $40.0 million of Common Stock, at the Company’s request (an “Advance Notice”), during the commitment period commencing on September 30, 2024 (the “SEPA Effective Date”) and terminating on September 30, 2026. Each issuance and sale by the Company under the SEPA (an “Advance”) is subject to a maximum limit equal to 100% of the aggregate volume traded of the Company’s Common Stock on the Nasdaq Stock Market during the five trading days immediately prior to the date of the Advance Notice. The shares will be issued and sold to the Investor at a per share price equal to 97% of the lowest daily volume weighted average price of the Common Stock for three consecutive trading days commencing on the trading day immediately following the Investor’s receipt of an Advance notice. The Company paid the Investor a structuring fee of $25,000 and a commitment fee of 100,000 shares of Common Stock (the “Commitment Fee”).

Any purchases under an Advance will be subject to certain limitations, including that the Investor cannot acquire (i) any shares that would result in the Investor, including its affiliates, beneficially owning more than 4.99% of the Company’s outstanding Common Stock at the time of an Advance or (ii) more than 19.99% of the Company’s issued and outstanding Common Stock as of the SEPA Effective Date (the “Exchange Cap”), subject to limited exceptions.

Additionally, on September 30, 2024, the Investor advanced an initial $15.0 million (the “Pre-Paid Advance”) to the Company and the Company issued a convertible promissory note (the “Senior Convertible Note”), with an interest rate of 8.00% and a maturity date of September 30, 2025. The Company’s obligations with respect to the Pre-Paid Advance and under the Senior Convertible Note are guaranteed by Prairie Operating Co., LLC (“Prairie LLC”), a subsidiary of the Company, and Prairie Operating Holding Co., LLC (“Prairie Holdco”), a subsidiary of the Company, pursuant to a global guaranty agreement (the “SEPA Guaranty”) entered into by Prairie LLC and Prairie Holdco in favor of the Investor on September 30, 2024. The Investor may convert the Pre-Paid Advance into shares of Common Stock at any time at the Conversion Price (as defined in the SEPA). The Company may, at any time, redeem all or a portion or the amounts outstanding under the Senior Convertible Note at 105% of the principal amount thereof, plus accrued and unpaid interest.

In connection with the SEPA, the Company entered into a registration rights agreement (the “SEPA Registration Rights Agreement”) with the Investor pursuant to which the Company agreed to file a registration statement registering the resale of the Common Stock underlying the SEPA, the Pre-Paid Advance and the Commitment Fee.

The foregoing description of (i) the SEPA, (ii) the Senior Convertible Note, (iii) the SEPA Guaranty, and (iv) the SEPA Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of (a) the SEPA, which is attached hereto as Exhibit 10.1, (b) the Senior Convertible Note, which is attached hereto as Exhibit 10.2, (c) the SEPA Guaranty, which is attached hereto as Exhibit 10.3 and (d) the SEPA Registration Rights Agreement, which is attached hereto as Exhibit 10.4, respectively, and each are incorporated herein by reference into this Item 1.01.

Subordinated Promissory Note

On September 30, 2024 (the “Subordinated Note Effective Date”), the Company entered into a subordinated promissory note (the “Subordinated Note”) with First Idea Ventures LLC and The Hideaway Entertainment LLC (together, the “Noteholders”), in a principal amount of $5,000,000, with a maturity of September 30, 2025. The Subordinated Note has an interest rate of 10.00% and the Noteholders are entitled to a minimum return on capital of up to 2.0x upon the repayment, prepayment or acceleration of the obligations, or the occurrence of certain other triggering events under the Subordinated Note. The Subordinated Note is guaranteed by Prairie LLC pursuant to a global guaranty agreement (the “Note Guaranty”) entered into by Prairie LLC in favor of the Noteholders on the Subordinated Note Effective Date. The Noteholders are entities controlled by Jonathan H. Gray, a director of the Company. The Subordinated Note is subordinated to the prior payment in full in cash to the Senior Convertible Note and any future senior secured revolving credit facility of the Company entered into after the Subordinated Note Effective Date.

Pursuant to the terms of the Subordinated Note, the Company issued to the Noteholders warrants (the “Warrants”) to purchase up to 1,141,552 shares of Common Stock, vesting in tranches based on the date of repayment of the Subordinated Note. Upon vesting, the Warrants will be exercisable at any time until September 30, 2029, at an exercise price of $8.89, subject to adjustments as provided under the terms of the Warrants.

In connection with the Securities Purchase Agreement (as defined below) and the Subordinated Note, the Company entered into a registration rights agreement (the “SPA Registration Rights Agreement”) with the Purchaser (as defined below) and the Noteholders pursuant to which the Company agreed to file a registration statement registering the resale of the Acquired Shares and the Common Stock underlying the Warrants.

The foregoing description of (i) the Subordinated Note, (ii) the Warrants, (iii) the SPA Registration Rights Agreement and (iv) the Note Guaranty is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of (a) the Subordinated Note, which is attached hereto as Exhibit 10.5, (b) the form of the Warrant, which is attached hereto as Exhibit 4.1, (c) the SPA Registration Rights Agreement, which is attached hereto as Exhibit 10.6 and (d) the Note Guaranty, which is attached hereto as Exhibit 10.7, respectively, and each is incorporated by reference into this Item 1.01.

Non-Compensatory Option Purchase Agreement

Effective September 30, 2024, the Company, BOKA Energy LP (“BOKA”), Rose Hill Holdings Limited (“Rose Hill”), Anchorman Holdings Inc. (“Anchorman”) and Blackstem Forest, LLC (“Blackstem”) entered into an Assignment and Assumption Agreement, pursuant to which BOKA assigned and transferred the right and non-compensatory option (the “Option”) to purchase an aggregate of 800,000 shares of Common Stock to Rose Hill, Anchorman and Blackstem (the “Option Transfers”), under which the Company did not receive any proceeds from the Option Transfers. In connection with the Option Transfers, the Company entered into a non-compensatory option purchase agreement (the “Current Option Purchase Agreements”) with each of Rose Hill, Anchorman and Blackstem. The Options are only exercisable if specific production hurdles are achieved.

The foregoing description of the Current Option Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Current Option Purchase Agreement for Rose Hill, Anchorman and Blackstem, respectively, which are each attached hereto as Exhibits 10.8, 10.9 and 10.10, respectively, and are each incorporated herein by reference into this Item 1.01.

Relationships

The Noteholders are entities controlled by Jonathan Gray, a director of the Company. The shares of Common Stock to be issued upon exercise of the Warrants issued to the Noteholders is equal to approximately 4.98% of the Common Stock outstanding as of September 30, 2024, after giving effect to the issuance of the Acquired Shares and the Commitment Fee.

Blackstem is an entity controlled by Erik Thoresen, a director of the Company. As of the date of the Securities Purchase Agreement and the date of this Current Report on Form 8-K, except as disclosed in this Current Report on Form 8-K and the Company’s other filings with the SEC, there are no other material relationships between the Company or any of the Company’s affiliates and the Purchaser.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2024 (the “Closing Date”), the Company closed its previously announced acquisition of the oil and gas properties, rights and related assets of Nickel Road Development LLC (“NRD”), Nickel Road Operating LLC (“NRO” and, together with NRD, collectively, the “Sellers”). On the Closing Date, the Company paid $49.6 million to the Sellers in cash, sourced from the consideration from the Securities Purchase Agreement, the Pre-Paid Advance under the SEPA and cash on hand. The Company had previously paid $6.0 million in cash to the Sellers.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in the Item 1.01 of this Current Report on Form 8-K with respect to the Senior Convertible Note and the SEPA Guaranty, and the Subordinated Note and Note Guaranty are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in the Item 1.01 of this Current Report on Form 8-K with respect to (i) the SEPA; (ii) the Senior Convertible Note; and (iii) the Warrants are incorporated by reference herein. Pursuant to the SEPA, the Company issued 100,000 shares of Common Stock to the Investor as the Commitment Fee on September 30, 2024 and may issue up to a total of 4,198,343 shares of Common Stock through Advances under the SEPA program, upon conversion of the Senior Convertible Note within the Exchange Cap or through any other issuances of Common Stock thereunder. Pursuant to the Warrants, the Company may issue up to a total of 1,141,552 shares of Common Stock. In addition, on September 30, 2024, the Company entered into securities purchase agreements (the “Securities Purchase Agreement”) to sell 1,827,040 shares of Common Stock (“Acquired Shares”) to an investor (the “Purchaser”) for $8.21 per share.

The Acquired Shares, Warrants and Commitment Fee were issued, and the shares issuable pursuant to the SEPA program will be issued, pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Securities Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of Securities Purchase Agreement, which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

NRO Acquisition Closing Press Release

On October 2, 2024, the Company issued a press release announcing the closing of the NRO Acquisition (the “Press Release”).

The full text of the press release is included as Exhibit 99.2 and is incorporated herein by reference into this Item 7.01.

Private Placement Presentation

In connection with confidential discussions and negotiations with certain parties regarding the proposed private placement of securities (the “Proposed Transaction”), the Company provided to such recipients, pursuant to confidentiality agreements, certain information (the “Private Placement Presentation”) that the Company agreed to publicly disclose upon the announcement of the Proposed Transaction. The Private Placement Presentation is included as Exhibit 99.3 and incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01, the press release attached hereto as exhibit 99.2 and the presentation attached hereto as Exhibit 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The Company is filing (i) an updated development plan, as set forth as Exhibit 99.4, which is incorporated by reference into this Item 8.01, (ii) the unaudited financial statements of NRO as of and for the six months ended June 30, 2024, as set forth as Exhibit 99.5, which is incorporated by reference into this Item 8.01, (iii) the report of Cawley, Gillespie & Associates, Inc., independent petroleum engineers, relating to the combined reserves of the Company as of June 30, 2024, as set forth as Exhibit 99.6, which is incorporated by reference into this Item 8.01, (iv) the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2024, as set forth as Exhibit 99.7, which is incorporated by reference into this Item 8.01 and (v) certain financial, reserves and operational information regarding NRO, as set forth as Exhibit 99.8, which is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of NRO as of and for the year ended December 31, 2023 were filed as Exhibit 99.1 to the Company’s Form 8-K/A filed on February 9, 2024 and are incorporated herein by reference.

The unaudited financial statements of NRO as of and for the six months ended June 30, 2024, are filed as Exhibit 99.5 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2024, are filed as Exhibit 99.7 hereto and are incorporated herein by reference.

Exhibit Number	Description
4.1	Form of Common Stock Purchase Warrant issued by Prairie Operating Co. to the Noteholders.

10.1	Standby Equity Purchase Agreement, dated as of September 30, 2024, by and among Prairie Operating Co. and YA II PN, LTD.

10.2	Convertible Promissory Note, dated September 30, 2024, in favor of YA II PN, LTD.

10.3	Global Guaranty Agreement, dated September 30, 2024, by Prairie Operating Co., LLC and Prairie Operating Holding Co., LLC, in favor of YA II PN, LTD.

10.4	Registration Rights Agreement, dated as of September 30, 2024, by and between Prairie Operating Co. and YA II PN, LTD.

10.5	Prairie Operating Company Subordinated Note, dated September 30, 2024, by and among Prairie Operating Co., First Idea Ventures LLC and The Hideaway Entertainment LLC.

10.6	Registration Rights Agreement, dated as of September 30, 2024, by and between Prairie Operating Co. and the holders party thereto.

10.7	Global Guaranty Agreement, dated September 30, 2024, by Prairie Operating Co., LLC, in favor of First Idea Ventures LLC and The Hideaway Entertainment LLC.

10.8	Non-Compensatory Option Purchase Agreement, dated as of September 30, 2024, by and among Prairie Operating Co. and Rose Hill Holdings Limited.

10.9	Non-Compensatory Option Purchase Agreement, dated as of September 30, 2024, by and among Prairie Operating Co. and Anchorman Holdings Inc.

10.10	Non-Compensatory Option Purchase Agreement, dated as of September 30, 2024, by and among Prairie Operating Co. and Blackstem Forest, LLC.

23.1	Consent of Cawley, Gillespie & Associates, Inc.

99.1	Securities Purchase Agreement, dated as of September 30, 2024, by and among Prairie Operating Co. and the Purchasers thereto.

99.2	Press Release, dated October 2, 2024.

99.3	Private Placement Presentation, July 2024.

99.4	Updated Development Plan of Prairie Operating Co.

99.5	Unaudited financial statements of Nickel Road Operating LLC, as of and for the six months ended June 30, 2024.

99.6	Report of Cawley, Gillespie & Associates Inc., dated October 2, 2024, as to the combined reserves of Prairie Operating Co., as of June 30, 2024.

99.7	Unaudited Pro Forma Condensed Combined Financial Information as of and for the six months ended June 30, 2024.

99.8	Information About NRO.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.
Date: October 4, 2024
	By:	/s/ Daniel T. Sweeney
Daniel T. Sweeney
Executive Vice President and General Counsel